UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 29, 2006

                 CWABS Asset-Backed Certificates Trust 2006-11
                 ---------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131591-10

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131591

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                                95-4596514
                --------                                ----------
     (State or Other Jurisdiction of       (I.R.S. Employer Identification No.
     Incorporation of the depositor)                of the depositor)

4500 Park Granada, Calabasas, California                                 91302
----------------------------------------                              ----------
(Address of Principal Executive Offices of the depositor)             (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events
----------  ------------

Item 8.01.    Other Events.
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         On June 29, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the "Trustee"), and The Bank of New York Trust Company, N.A., as co-trustee (the "Co-Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-11 (the "Certificates"). The Certificates were issued on June 29, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         On June 29, 2006, CHL entered into an interest rate Swap Contract (the "Swap Contract"), dated as of June 21, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Bear Stearns Financial Products Inc. (the "Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

      On June 29, 2006, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of June 29, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust, the Counterparty and Bear Stearns Capital Markets Inc., pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

         On June 29, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of June 29, 2006, by and among CHL and The Bank of New York, as Swap Contract
Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.4.

         On June 29, 2006, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), dated as of June 29, 2006, as evidenced by a Confirmation (the "Corridor Contract Confirmation") between CHL and the Counterparty. The Corridor Contract Confirmation is annexed hereto as Exhibit 99.5.

         On June 29, 2006, CHL entered into a Corridor Contract Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of June 29, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for the Trust and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.6.

         On June 29, 2006, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of June 29, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.7.

         On June 29, 2006, the Company obtained a mortgage insurance policy issued by United Guaranty Mortgage Indemnity Company covering certain of the Mortgage Loans. The mortgage insurance policy and the related endorsements (collectively, the "Mortgage Insurance Policy") are annexed hereto as Exhibit 99.8.

         On June 29, 2006, the Company obtained two pool insurance policies issued by Radian Guaranty Inc. with respect to the Mortgage Loans. The pool insurance policies and the related endorsements (collectively, the "Pool Insurance Policies") are annexed hereto as Exhibits 99.9 and 99.10 respectively.

         On June 29, 2006, the Company obtained a certificate guaranty insurance policy issued by Ambac Assurance Corporation with respect to the Class 1-AF Certificates. The certificate guaranty insurance policy and the related endorsements (collectively, the "Class 1-AF Policy") are annexed hereto as Exhibit 99.11.

Section 9.  Financial Statements and Exhibits.
----------  ----------------------------------

Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Shell Company Transactions.
                  --------------------------

                  Not applicable.

         (d)      Exhibits.
                  --------

                  4.1         Pooling and Servicing Agreement

                  99.1        Characteristics of Initial Mortgage Pool

                  99.2        Swap Contract Confirmation

                  99.3        Swap Contract Assignment Agreement

                  99.4        Swap Contract Administration Agreement

                  99.5        Corridor Contract Confirmation

                  99.6        Corridor Contract Assignment Agreement

                  99.7        Corridor Contract Administration Agreement

                  99.8        Mortgage Insurance Policy

                  99.9        Pool Insurance Policy

                  99.10       Pool Insurance Policy

                  99.11       Class 1-AF Policy

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By:  /s/ Darren Bigby
                                                      ----------------
                                                 Name:    Darren Bigby
                                                 Title:   Vice President



Dated:  August 7, 2006

                                 Exhibit Index
                                 -------------



Exhibit No.                Description
-----------                -----------

4.1                        Pooling and Servicing Agreement

99.1                       Characteristics of Initial Mortgage Pool

99.2                       Swap Contract Confirmation

99.3                       Swap Contract Assignment Agreement

99.4                       Swap Contract Administration Agreement

99.5                       Corridor Contract Confirmation

99.6                       Corridor Contract Assignment Agreement

99.7                       Corridor Contract Administration Agreement

99.8                       Mortgage Insurance Policy

99.9                       Pool Insurance Policy

99.10                      Pool Insurance Policy

99.11                      Class 1-AF Policy



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